Quantum Appoints Industry Veteran John Hurley as Chief Revenue Officer

Leader from Cisco, Dell to lead the company’s global expansion and scale the go-to-market footprint

SAN JOSE, Calif., August 11, 2021 -- Quantum Corporation (NASDAQ: QMCO) today announced the appointment of John Hurley as Chief Revenue Officer. Hurley is an accomplished sales leader with more than 25 years of experience selling to and growing some of the world’s largest enterprise accounts and building high-performing teams. His experience will be instrumental in driving Quantum’s global expansion and the company’s evolution from hardware appliance vendor to subscription-based software and as-a-Service provider of comprehensive video and data management and analysis solutions.

Prior to Quantum, Hurley led multiple client segments at Cisco, including his most recent role as vice president, global commercial segment, where his team was responsible for driving the multi-billion dollar commercial business. Hurley also spent several years overseeing Cisco’s service provider business that delivered billions in sales through a strong network of sell to and sell thru partnerships. Additionally, Hurley led transformational enterprise relationships with Cisco’s largest enterprise customers in aerospace and automotive.

“The appointment of John Hurley demonstrates the scope of our ambition as a company. His experience working with the largest global enterprise, commercial, and service provider customers will prove invaluable as we accelerate our growth trajectory,” said Jamie Lerner, CEO, Quantum. “We’re now supporting organizations in cloud services, government, media and entertainment, research, transportation, finance, and beyond to achieve their digital transformation goals. Not only in the markets we’ve traditionally served, but also in emerging areas that are increasingly harnessing the power of video and data to drive business forward.”

Hurley’s other career highlights include serving as Dell Technologies’ area vice president, Midwest Global / Corporate Business Group, where he led regional sales directors and their teams to support multiple Fortune 100 customers. He also held leadership roles at transformational early-stage software companies, where he helped drive the businesses to successful acquisitions by industry leaders Microsoft and HP.

“I’m excited to be joining Quantum to help accelerate the growth of the company as it evolves into a best-in-class software and as-a-Service company,” added Hurley. “Quantum’s experience in helping clients orchestrate colossal amounts of video and unstructured data sets the company apart from the competition, and I look forward to building on this to generate growth in new markets around the globe.”

Additional resources
Learn more about Quantum solutions: https://www.quantum.com/en/solutions/
Meet more of the Quantum executive team: https://www.quantum.com/en/company/quantum-leadership/

Photo Link: https://www.dropbox.com/s/lkkrjifb61oifvn/John%20Hurley%20headshot%202.jpg?dl=0
Photo Caption: John Hurley, Chief Revenue Officer, Quantum

About Quantum
Quantum technology, software, and services provide the solutions that today’s organizations need to make video and other unstructured data smarter – so their data works for them and not the other way
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around. With over 40 years of innovation, Quantum’s end-to-end platform is uniquely equipped to orchestrate, protect, and enrich data across its lifecycle, providing enhanced intelligence and actionable insights. Leading organizations in cloud services, entertainment, government, research, education, transportation, and enterprise IT trust Quantum to bring their data to life, because data makes life better, safer, and smarter. Quantum is listed on Nasdaq (QMCO) and the Russell 2000® Index. For more information visit www.quantum.com.
Quantum and the Quantum logo are registered trademarks of Quantum Corporation and its affiliates in the United States and/or other countries. All other trademarks are the property of their respective owners.

Forward-Looking Statements

The information provided in this press release may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”). These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting our business. Such forward-looking statements include, in particular, statements related to the anticipated impact and benefits of the appointment of Mr. Hurley as our Chief Revenue Officer, and statements related to the acceleration of our growth as we evolve into a best-in-class software and as-a-Service company.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters and other statements regarding matters that are not historical are forward-looking statements. Investors are cautioned that these forward-looking statements relate to future events or our future performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: the potential impact of the COVID-19 pandemic on our business, including potential disruptions to our supply chain, employees, operations, sales and overall market conditions; the competitive pressures we face; risks related to the integration of Mr. Hurley into our management team and our business; risks associated with executing our strategy; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; and other risks of our business, including but not limited to the items discussed in “Risk Factors” in our filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Committee on May 26, 2021 and our Form 10-Q filed on August 9, 2021. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law or regulation.

Media contact:
Kerry Quintiliani
Red Lorry Yellow Lorry
quantum@rlyl.com
t +1 310 773 3763

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